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                                                                EXHIBIT 10.33

                                                                [CITICORP LOGO]

GUARANTY
(FOR EXECUTION BY CORPORATION)

For good and valuable consideration, the receipt of which is acknowledged, the undersigned (herein "Guarantor") unconditionally guarantees to Citicorp Dealer Finance (herein "Citicorp"), the full and prompt performance by
          M & M Properties, Inc. 8519 Hwy 20 West, Madison, AL 35758
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       (Insert Name and Address of Obligor and State of Incorporation)

(herein "Obligor"), of all obligations which Obligor presently or hereafter may have to Citicorp and payment when due of all sums presently or hereafter owing by Obligor to Citicorp, whether arising by lease, note or otherwise, and whether secured or unsecured. Guarantor further agrees to indemnify Citicorp against any losses it may sustain and expenses it may incur as a result of any wrongful act of Obligor with respect to the performance of Obligor's obligations to Citicorp.

The Guarantor agrees that it shall not be necessary, as a condition to enforce this guaranty, that suit be first instituted against Obligor or that any rights or remedies against Obligor be first exhausted. It being understood and agreed that the liability of the Guarantor hereunder shall be primary, direct, and in all respects unconditional.

For the purposes of this Guaranty and indemnity, all sums owing to Citicorp by Obligor shall be deemed to have become immediately due and payable if (a) Obligor defaults in any of its obligations to Citicorp: (b) a petition under any Chapter of the Bankruptcy Act, as amended, or for the appointment of a receiver of any part of the property of Obligor be filed by or against the Obligor and be not dismissed within thirty (30) days: (c) Obligor makes a general assignment for the benefit of creditors, suspends business or commits any act amounting to a business failure, or, (d) an attachment is levied or tax lien is filed against any of Obligor's property.

This shall be a continuing guaranty and indemnity and irrespective of the lack of any notice to or consent of Guarantor, its obligations hereunder shall not be impaired in any manner whatsoever by any
        (a) new agreements or obligations of Obligor with or to Citicorp: amendments, extensions, modification, renewals or waivers of default as to any existing or future agreements or obligations of Obligor or third parties with or to Citicorp or extensions of credit by Citicorp to Obligor;
        (b) adjustments, compromises or releases of any obligations to Obligor, Guarantor or other parties, or exchanges, releases or sales of any security of Obligor, Guarantor or other parties;
        (c) fictiousness, incorrectness, invalidity or unenforceability, for any reason, of any instrument or writing, or acts of commission or omission by Citicorp or Obligor;
        (d) compositions, extensions, moratoria or other relief granted to Obligor pursuant to any statute presently in force or hereafter enacted, or;
        (e) interruptions in the business relations between Citicorp and Obligor.
Notice of Citicorp's acceptance hereof, of default or nonpayment by Obligor or any other parties, of presentment, protest and demand, and of all other matters of which Guarantor otherwise might be entitled, is waived.

The obligations hereunder of Guarantor shall be binding upon its respective successors, assigns and legal representatives. The failure of any person to sign this or a similar guaranty and indemnity shall not affect the liability hereunder of Guarantor. The dissolution or release from liability of any other guarantor shall not relieve Guarantor from liability hereunder. Guarantor may terminate its obligation hereunder as to then future transactions between Citicorp and Obligor by written Notice to Citicorp sent by registered mail to Citicorp at 450 Mamaroneck Avenue, Harrison, New York 10528, provided, however, that such termination shall not affect its liability hereunder with respect to any obligations of Obligor to Citicorp incurred prior to receipt of such notice by Citicorp.

Guarantor shall reimburse Citicorp on demand, for all expenses incurred by it in the enforcement or attempted enforcement of any of its rights hereunder against Obligor or Guarantor, including costs and attorneys' fees.

This guaranty and indemnity is assignable without notice to guarantor, shall be construed liberally in favor of Citicorp and shall inure to the benefit of its successors and assigns. If Obligor should default in the performance of any of Obligor's obligations to Citicorp, and if any third party makes any payment to Citicorp with respect thereto, such third party shall, to the extent, hereof, be subrogated to all of its rights against Guarantor hereunder.

The undersigned corporation warrants for itself that it is authorized by law and by its articles of incorporation to execute this Guaranty, and the officers signing the same warrant that they are specifically authorized thereunto by a duly adopted resolution of the board of directors or the by-laws of the corporation.

IN WITNESS WHEREOF, Guarantor has caused this instrument to be executed this 9
day of Feb, 1997.                                                            -
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        *Citicorp Del-Lease, Inc. d/b/a

ATTEST:                                         FALCONITE, INC.
                                             -------------------------------
                                             (NAME OF CORPORATION)
                                             By: /s/ Michael A. Falconite
                                             -------------------------------
                                             Michael A. Falconite, President
                                             -------------------------------
                                             (PRINTED NAME AND TITLE)